Exhibit 10.34

FORM OF

WAIVER AND AMENDMENT OF RETENTION AGREEMENT

THIS WAIVER AND AMENDMENT (the “Waiver”), effective as of January 13, 2005, is made and entered into by and between PETCO Animal Supplies, Inc., a Delaware corporation (the “Company”), and                      (the “Executive”).

WHEREAS, the Executive and the Company have entered into a prior Retention Agreement (the “Retention Agreement”), which provides Executive with, among other things, certain severance benefits in the event of a qualifying termination following the occurrence of a “Change in Control” (as defined in the Retention Agreement) and accelerated vesting of outstanding options in the event of a “Change in Control,” subject to the terms and conditions of the Retention Agreement.

WHEREAS, the Company is a party to that certain Agreement and Plan of Reorganization (the “Reorganization Agreement”) dated as of January 2005, among the Company, PETCO Holding Co., a Delaware corporation (“HoldingCo”), and PETCO Merger Co., a wholly-owned subsidiary of HoldingCo (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company with the Company surviving as a wholly-owned subsidiary of HoldingCo (the “Reorganization”).

WHEREAS, following the transactions contemplated by the Reorganization Agreement, the Executive will continue to be employed by the Company.

WHEREAS, in connection with the Reorganization, the Company and the Executive desire to enter into an amendment to the Retention Agreement that provides that the Reorganization does not constitute a “Change in Control” under the Retention Agreement.

NOW THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, including the Executive’s continuing employment with the Company, the parties hereto agree to amend the Retention Agreement as follows:

1. Capitalized terms used herein without definition shall have the meanings given to such terms in the Retention Agreement.

2. The Executive hereby agrees that the Reorganization and the transactions contemplated by the Reorganization Agreement shall not constitute a Change in Control for purposes of the Retention Agreement. In addition, the Executive hereby agrees that none of the Executive’s stock options shall vest or become exercisable as a result of the Reorganization and the transactions contemplated by the Reorganization Agreement. The Executive hereby waives any and all rights under the Retention Agreement relating to or arising from the Reorganization and the transactions contemplated by the Reorganization Agreement.

3. Except as specifically set forth above, all of the terms and conditions of the Retention Agreement shall continue and remain unchanged and in full force and effect.

4. This Waiver shall be administered, interpreted and enforced under the internal laws of the State of California without regard to the principles of conflicts of laws thereof.

5. This Waiver may be executed in counterparts, and if so executed, each such counterpart shall have the force and effect of an original.

6. The Executive hereby acknowledges that the Executive has had the opportunity to review this Waiver with counsel of the Executive’s choosing.

IN WITNESS WHEREOF, this Waiver has been executed and delivered by the parties hereto.

PETCO ANIMAL SUPPLIES, INC. a Delaware corporation

By:
Rodney Carter Senior Vice President and Chief Financial Officer

EXECUTIVE

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FORM OF

WAIVER AND AMENDMENT OF EMPLOYMENT AGREEMENT

THIS WAIVER AND AMENDMENT (the “Waiver”), effective as of January 13, 2005, is made and entered into by and among PETCO Animal Supplies, Inc., a Delaware corporation (the “Company”), PETCO Holding Co., a Delaware corporation (“HoIdingCo”), and                      (the “Executive”).

WHEREAS, the Executive and the Company have entered into that certain Employment Agreement, dated as of October 2, 2000 (the “Employment Agreement”), which provides Executive with, among other things, certain severance benefits in the event of a qualifying termination following the occurrence of a “Change in Control” (as defined in the Employment Agreement), subject to the terms and conditions of the Retention Agreement.

WHEREAS, the Company is a party to that certain Agreement and Plan of Reorganization (the “Reorganization Agreement”) dated as of January 2005, among the Company, HoldingCo and PETCO Merger Co., a wholly-owned subsidiary of HoldingCo (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company with the Company surviving as a wholly-owned subsidiary of HoldingCo (the “Reorganization”).

WHEREAS, following the transactions contemplated by the Reorganization Agreement, the Executive will continue to be employed by the Company and will also serve as the                      of HoldingCo.

WHEREAS, in connection with the Reorganization, the Company and the Executive desire to enter into an amendment to the Employment Agreement that provides that the Reorganization does not constitute a “Change in Control” under the Employment Agreement.

NOW THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, including the Executive’s continuing employment with the Company, the parties hereto agree to amend the Employment Agreement as follows:

1. Capitalized terms used herein without definition shall have the meanings given to such terms in the Employment Agreement.

2. The Executive hereby agrees that the Reorganization and the transactions contemplated by the Reorganization Agreement, including, without limitation, HoldingCo’s beneficial ownership of the common stock of the Company as a result of the Reorganization, shall not constitute a Change in Control for purposes of the Employment Agreement. The Executive hereby waives any and all rights under the Employment Agreement relating to or arising from the Reorganization and the transactions contemplated by the Reorganization Agreement.

3. Except as specifically set forth above, all of the terms and conditions of the Employment Agreement shall continue and remain unchanged and in full force and effect.

4. This Waiver shall be administered, interpreted and enforced under the internal laws of the State of California without regard to the principles of conflicts of laws thereof.

5. This Waiver may be executed in counterparts, and if so executed, each such counterpart shall have the force and effect of an original.

6. The Executive hereby acknowledges that the Executive has had the opportunity to review this Waiver with counsel of the Executive’s choosing.

IN WITNESS WHEREOF, this Waiver has been executed and delivered by the parties hereto.

PETCO ANIMAL SUPPLIES, INC. a Delaware corporation

By:
Rodney Carter Senior Vice President and Chief Financial Officer

PETCO HOLDING CO. a Delaware corporation

By:
Rodney Carter Senior Vice President and Chief Financial Officer

EXECUTIVE

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